SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2003


                         THERMADYNE HOLDINGS CORPORATION
               (Exact name of Registrant as specified in charter)

           DELAWARE                        0-23378               74-2482571
 (State or other jurisdiction     (Commission file number)    (I.R.S. employer
      of incorporation)                                      identification no.)

                               THERMADYNE MFG. LLC
               (Exact name of Registrant as specified in charter)

           DELAWARE                       333-57457             74-2878452
 (State or other jurisdiction     (Commission file number)   (I.R.S. employer
      of incorporation)                                     identification no.)

                    THERMADYNE CAPITAL CORP.
       (Exact name of Registrant as specified in charter)

           DELAWARE                       333-57457             74-2878453
 (State or other jurisdiction     (Commission file number)   (I.R.S. employer
      of incorporation)                                     identification no.)

                       16052 SWINGLEY RIDGE RD., SUITE 300
                          CHESTERFIELD, MISSOURI 63017
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (636) 728-3000

                                ----------------
 (Former Address: 101 S. Hanley, St. Louis, Missouri 63105;
                  Telephone: (314) 721-5573)

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           As previously reported, on January 17, 2003, Thermadyne Holdings Corporation (the "Company"), Thermadyne Mfg. LLC, Thermadyne Capital Corp. and certain other direct and indirect subsidiaries of the Company (collectively, the "Debtors") filed with the U.S. Bankruptcy Court for the Eastern District of Missouri Eastern Division (the "Bankruptcy Court") the proposed First Amended and Restated Joint Plan of Reorganization (the "Plan") and the proposed First Amended and Restated Disclosure Statement describing the Plan (the "Disclosure Statement").

           The Bankruptcy Court issued an order confirming the Plan on April 3, 2003 (the "Order"). A copy of the Order is incorporated herein and filed herewith as Exhibit 2.2 hereto. A copy of the Plan is incorporated herein and filed herewith as Exhibit 2.1 hereto. Also on April 4, 2003, the Company issued a press release, a copy of which is incorporated herein and filed herewith as
Exhibit 99.1 hereto.

           Once the Company satisfies the conditions precedent to effectiveness of the Plan, as described in the Plan, the Company will then consummate the Plan and emerge from Chapter 11. Management anticipates that the consummation and effectiveness of the Plan will occur in the second calendar quarter of 2003.

           The Plan provides for a substantial reduction of the Company's long-term debt. Under the plan, the Company's total debt would aggregate approximately $230 million, versus the nearly $800 million in debt and $79 million in preferred stock when the Company filed for Chapter 11 protection in November 2001. The Plan provides for treatment to the various classes of claims and equity interests as follows (as is more fully described in the Plan):

           (i) Administrative expense claims, priority tax claims and Class 1 other priority claims (as each such class, and all classes described herein, are more fully described in the Plan) remain unaffected by the Chapter 11 cases and are to be paid in full. The Class 3 Other Secured Claims are also unimpaired by the Chapter 11 cases and the holders of such claims will continue to retain their liens.

           (ii) The pre-petition senior secured lenders (Class 2) will exchange their approximately $365 million in debt and outstanding letters of credit for up to approximately 94.5% of the new common stock of the Company (subject to reduction for any shares of the Company's new common stock acquired pursuant to the subscription offering referenced below), the cash proceeds realized from the subscription offering, $180 million in Senior Debt Notes, and Series C Warrants exercisable for additional shares of new common stock of the Company. Under certain circumstances, up to an additional $23 million in Senior Debt Notes may be issued to the pre-petition senior secured lenders in substitution for up to 12.3% of the new common stock of the Company. The pre-petition senior lenders have agreed to transfer the Series C Warrants to certain current Company equity holders.

           (iii) General unsecured creditors (Class 4) will receive distributions of cash equal to the lesser of (1) each holder's pro rata share of $7,500,000 and (2) fifty percent (50%) of such holder's claim (estimated by the Company to provide a recovery on such claims of 30% to 37% of the amount of such claims).

           (iv) The 9 7/8% senior subordinated note holders (Class 5) will exchange their approximately $230 million in debt and accrued interest for approximately 5.5% of the new common stock of the Company, with the opportunity to subscribe for more shares through the subscription offering to be made pursuant to the Plan, and Series A Warrants and Series B Warrants exercisable for additional shares of new common stock of the Company.




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
           (v) The junior subordinated note claims, the 10.75% senior subordinated note claims and the 12 1/2% senior discount debenture claims (Class 6, Class 7 and Class 8, respectively) in the aggregate amount of approximately $220 million will not receive any distribution under the Plan, but will have the opportunity to participate in the subscription offering for shares of new common stock of the reorganized Company.

           (vi) All existing common and preferred stock of the Company, and warrants and options to acquire such stock (Class 9), will be cancelled and the holders of such interests will not receive any distribution pursuant to the Plan.

           In connection with the Plan, the Company will issue the following:

               o Senior Debt Notes in the aggregate amount of up to $203 million;

               o Up to13,300,000 shares of new common stock of the reorganized Company;

               o    1,157,000 Series A Warrants;

               o    700,000 Series B Warrants; and

               o    271,429 Series C Warrants.

           Upon effectiveness of the Plan, the Company will enter into a proposed senior secured revolving credit facility in the aggregate amount of $50 million and will make borrowings under the facility to repay the Company's post petition Debtor In Possession Credit Facility provided by ABN-AMRO, to pay various pre-petition obligations and for general working capital purposes.

           On April 4, 2003, the Company filed a monthly operating report for the period of February 1, 2003 to February 28, 2003 with the Bankruptcy Court, a copy of which is incorporated herein and filed herewith as Exhibit 99.2 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

               2.1 First Amended and Restated Plan of Reorganization dated January 17, 2003.*

               2.2 Confirmation Order dated April 3, 2003 and signed by the Bankruptcy Court.*

               99.1 Pres release of the Company dated April 4, 2003.*

               99.2 Monthly Operating Report of the Company for the period of
                    February 1, 2003 to February 28, 2003.*

-------------------
* Filed herewith



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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THERMADYNE HOLDINGS CORPORATION




Date:  April 11, 2003                        By:  /s/ James Tate
                                                  ------------------------------
                                                  James Tate
                                                  Senior Vice President and
                                                  Chief Financial Officer


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THERMADYNE MFG. LLC




Date:  April 11, 2003                        By:    /s/ James Tate
                                                    ----------------------------
                                                    James Tate
                                                    Senior Vice President and
                                                    Chief Financial Officer



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THERMADYNE CAPITAL CORP.




Date:  April 11, 2003                        By:    /s/ James Tate
                                                    ----------------------------
                                                    James Tate
                                                    Senior Vice President and
                                                    Chief Financial Officer



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
                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

2.1            First Amended and Restated Plan of Reorganization dated January
               17, 2003.*

2.2            Confirmation Order dated April 3, 2003 and signed by the
               Bankruptcy Court.*

99.1           Press release of the Company dated April 4, 2003.*

99.2 Monthly Operating Report of the Company for the period of February 1, 2003 to February 28, 2003.*


---------------------
* Filed herewith


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